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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dectron Internationale Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ness Lakdawala, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                               By: /s/ Ness Lakdawala
                                                   -----------------------------
                                               Name: Ness Lakdawala
                                               Title: Chief Executive Officer